EQUINOX FUNDS TRUST

(THE “TRUST”)

EQUINOX AMPERSAND STRATEGY FUND

(THE “FUND”)

Supplement dated August 8, 2018 to the Prospectus for the Fund dated November 1, 2017, as supplemented June 29, 2018 and Summary Prospectus dated November 1, 2017, as supplemented June 29, 2018 (“Summary Prospectus”), each as may be amended or supplemented from time to time.

The information in this supplement updates and amends certain information contained in the Prospectus and Summary Prospectus for the Fund and should be read in conjunction with such documents.

In the table “Fees and Expenses of the Fund” on page 1 of the Prospectus and Summary Prospectus, footnote (4) is hereby deleted and replaced with the following:

(4)     “Other Expenses” does not include direct costs or indirect costs associated with any over-the-counter derivatives that provide the Fund, directly or through its Subsidiary, with exposure to the Overlay Strategy (defined below), which is the primary manner in which the Fund intends to gain exposure to the Fund’s Overlay Strategy. Costs associated with such derivative instruments include any fee paid to the Fund’s counterparty and the fees and expenses associated with the managed futures trading programs in the Overlay Strategy referenced by such derivative instruments. Such costs, which are not reflected in the Annual Fund Operating Expenses table, are deducted from the return of any such derivative instruments and, therefore, represent an indirect cost of investing in the Fund. The Fund does not anticipate that it will pay fees to derivative counterparties in fiscal year 2018 in excess of 0.50% (annualized) of the notional exposure to managed futures trading programs in the Overlay Strategy provided by the relevant derivative instrument based upon prevailing interest rates as of the date of this prospectus. Investors should note that the cost of any investment in a derivative instrument such as a total return swap may fluctuate from time to time. To the extent that interest rates increase above current levels, the cost of the Fund’s investment in swaps is likely to increase. In addition to the derivative counterparty fees, the Adviser anticipates that any investment in the Overlay Strategy through a derivative instrument will further indirectly subject the Fund to aggregate management fees of up to 1.25% of notional exposure and performance-based incentive fees of up to 25% of new high net trading profits. The Adviser anticipates that the Fund’s average notional exposure to the Overlay Strategy during the current fiscal year will range between approximately 100% and 200% of Fund assets. The performance of the Fund is net of all such embedded counterparty, management and incentive/performance fees.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE